Exhibit 99.1 Wave Life Sciences Corporate Presentation August 5, 2025

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward- looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Our Mission To unlock the broad potential of RNA medicines to transform human health 3

Building a leading RNA medicines company Novel RNA medicines platform (PRISM®) • Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing • Potential best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry) Pioneering a novel RNA Potential best-in-class Leadership in allele- Novel approach designed to modality with RNA editing reduce fat, preserve muscle profile selective silencing WVE-007 in Obesity WVE-006 in AATD WVE-N531 in DMD WVE-003 in HD Well-capitalized with cash In-house GMP manufacturing Strong and broad IP runway into 2027* 4 Patient populations represent US and Europe; WVE-006 is partnered with GSK AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington’s disease *Cash runway does not include potential future milestones or other payments under GSK collaboration

The powerful convergence of a validated, potential best-in-class platform with deep genetic insights • Multi-modal: RNA editing, RNAi, • Real-time integration of new human antisense silencing, splicing genetic insights into discovery • Best positioned to engage • Proprietary deep learning models Unmatched Data-driven endogenous machinery unveiling novel targets/ toolkit to discovery target sites • Unlocking new, high-impact access novel powered by therapeutic targets • Accelerating time to clinic biology human genetics • Breakthroughs in intracellular delivery • Step-change in potency, distribution, Foundation in durability of effect chemistry innovation • No complex delivery vehicles (AAV, LNP) 5

Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs IND / CTA Enabling Patient population Program Discovery Clinical Rights Studies (US & Europe) R N A E D I T I N G GSK exclusive WVE-006 (GalNAc) 200K SERPINA1 (AATD) global license GalNAc-AIMer 100% global 9M PNPLA3 (liver disease) GalNAc-AIMer 100% global 900K (30M expansion) LDLR (HeFH) GalNAc-AIMer 100% global 70K APOB (HeFH) R N A i WVE-007 (GalNAc) 100% global 175M INHBE (Obesity) GalNAc-siRNA 100% global -- Undisclosed S PLI C I N G WVE-N531 100% global 2.3K Exon 53 (DMD) Other exons (DMD) 100% global Up to 18K A LLE LE - S E LE C T I VE S I LE NC I NG 25K Symptomatic (SNP3) WVE-003 100% global mHTT (HD) 60K Pre-Symptomatic (SNP3) Editing for correction Editing for upregulation 6 AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease; HeFH: heterozygous familial hypercholesterolemia

WVE-007 GalNAc-siRNA silencing Obesity 7

Advancing WVE-007 as a novel, long acting, muscle sparing approach for obesity WVE-007 is a GalNAc-siRNA that targets INHBE to treat obesity • Adults with obesity have higher risk for many serious health conditions, including heart disease, type 2 1 diabetes, and some forms of cancer • GLP-1s are current standard of care for weight loss, but impact is often limited by: 2 • Loss of muscle mass 3 • Poor tolerability 4 • Frequent dosing 5,6 • High discontinuation rates ~175 million adults living with obesity in US and Europe 8 1. CDC.gov; 2. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34, 247; 3. Ghusn and Hurtado. 2024 Obesity Pillars 12, 100127; 4. Wegovy PI; 5. Leach, et al. 2023 Prime Therapeutics Claims Analysis; 6. Gasoyan, et al. 2024 Obesity (Silver Spring) 32, 486.; GalNAc-siRNA: GalNAc-conjugated small interfering RNA

Human genetic data demonstrate that heterozygous INHBE LoF carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: Heterozygous INHBE LoF carriers have lower risk of Type 2 lower abdominal obesity, lower triglycerides, higher HDL-c diabetes and CHD Odds Ratio Favorable association with liver traits Standard Deviations Standard Deviations Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE loss of function (LoF) carriers 9 Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27 Waist to hip ratio: waist to hip ratio adjusted for BMI; HDL-c: high-density lipoprotein cholesterol; ALT: alanine transaminase; ApoB: apolipoprotein B; cT1: corrected T1

INHBE GalNAc-siRNA expected to address health issues associated with pathogenesis of obesity associated metabolic disease Reduced release of Diminished activation of Increased adipose GalNAc-siRNA ACVR1C (ALK7) receptor in lipolysis shrinks hepatokine Activin E adipose tissue adipocytes Decreased abdominal adiposity leads to weight loss and reduced risk for CVD and T2D 10 1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467- 022-32398-7; 5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8

Single doses of INHBE GalNAc-siRNA result in dose-dependent weight loss and reduction of visceral fat, without affecting muscle mass, in DIO mice Reduction in body weight Reduction in visceral fat No muscle loss ✓ ✓ ✓ Quadricep weight (Day 28) Epididymal fat weight (Day 28) * PBS INHBE GalNAc-siRNA (3 mg/kg) INHBE GalNAc-siRNA (10 mg/kg) -23% -40% * * * * * * Single dose INHBE GalNAc-siRNA Preclinical data support INHBE GalNAc-siRNA as a single agent for healthy weight loss 11 Data from preclinical studies conducted in DIO mice; Stats: (left, middle, right) Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per timepoint (left) or per tissue (middle, right) * p < 0.05

INHBE GalNAc-siRNA can be used synergistically with GLP-1s or to curtail weight regain after the cessation of treatment with GLP-1 ~2x greater overall weight loss when added to Curtails weight regain after the cessation of GLP-1 ✓ ✓ GLP-1 p<0.05 ~2x greater weight loss Not significant Day Day Single dose INHBE GalNAc-siRNA Daily GLP-1 PBS Daily GLP-1 Semaglutide Semaglutide Control for Semaglutide INHBE GalNAc-siRNA Dose INHBE GalNAc-siRNA Semaglutide + Control for siRNA Semaglutide + INHBE GalNAc-siRNA INHBE GalNAc-siRNA 12 Data from preclinical studies conducted in DIO mice; Left: 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human. Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * p < 0.05; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment * p < 0.05 Difference in body weight (% of PBS, same time point)

A single dose of INHBE GalNAc-siRNA led to shrinkage of adipocytes in DIO mice Mean adipocyte diameter DIO Lean PBS INHBE GalNAc-siRNA (μm) 13 Data presented at ADA Scientific Sessions June 2025 ***p<0.001

A single dose of INHBE siRNA led to a lower inflammatory state of visceral adipose tissues in DIO mice, with strong suppression of pro-inflammatory M1 macrophages in visceral fat Macrophages (Mᶲ) (F4/80) Pro-inflammatory (M1) Mᶲ Anti-inflammatory (M2) Mᶲ (CD11c) (CD163) INHBE GalNAc siRNA INHBE GalNAc siRNA INHBE GalNAc siRNA PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg ✱ 1.0 0.8 0.6 0.4 0.2 0.0 PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg 14 Data presented at ADA Scientific Sessions June 2025 ***p<0.001, *p<0.05, ns=non-significant %F4/80 positive area

Preclinical data support potential best-in-class profile and potential to use WVE- 007 across multiple treatment settings with potential for 1-2x per year dosing Monotherapy Add-on to GLP-1s Maintenance WVE-007 in addition to GLP-1 WVE-007 for patients who stop WVE-007 as a single agent therapy treatment with GLP-1 therapy ✓ Weight loss similar to semaglutide with a single When administered as an add- ✓ Curtailed rebound weight dose on to semaglutide: gain upon cessation of ✓ No loss of muscle mass semaglutide and ✓ A single dose of Wave’s prevention of weight ✓ Reduction in fat mass with INHBE GalNAc-siRNA cycling, which worsens the preferential effect to the doubled the weight loss outcomes of various visceral fat observed with semaglutide metabolic diseases ✓ Without suppressing food alone intake 15

INLIGHT: Phase 1 trial of WVE-007 in adults living with overweight or obesity, otherwise healthy Randomized, double-blind, placebo-controlled (3:1) study of ascending doses of WVE-007 SAD Cohort 5 Trial Design MAD Cohort 3 • Objective: Assess dose safety, tolerability, PK and PD SAD Cohort 4 • Key measurements MAD Cohort 2 - Primary: Safety and tolerability SAD Cohort 3 - Secondary: PK, Activin E 400mg - Exploratory PD: MAD Cohort 1 • Body weight SAD Cohort 2 • Body composition 240 mg (n=32) • Metabolic health • Biochemical markers SAD Cohort 1 75 mg (n=8) Expect to deliver SAD Cohort 1 and Cohort 2 clinical data in 4Q 2025 and SAD Cohort 3 clinical data in 1Q 2026 16 SAD: single-ascending dose; MAD: multi-ascending dose

WVE-006 RNA editing (AIMers) Alpha-1 antitrypsin deficiency (AATD) 17

Advancing WVE-006 (RNA editing) in AATD WVE-006: GalNAc-conjugated, subcutaneously delivered, designed to address AATD-related lung disease, liver disease, or both • AATD is a rare, inherited genetic disorder that is commonly caused by a G-to-A point mutation in the SERPINA1 gene • Characterized by aggregation of mutant Z-AAT protein in hepatocytes and a lack of functional AAT in lungs • People with AATD typically exhibit progressive lung damage, liver damage, or both • Weekly intravenous augmentation therapy is the only treatment option for AATD in those with the lung pathology • No approved therapies to address AATD liver disease ~200K people in the US and Europe are homozygous for the Z allele 18 Strnad et al., 2020 N Engl J Med 382:1443-55; Blanco et al. 2017 Int J Chron Obstruct Pulmon Dis 12:561-69

WVE-006 to address both liver and lung manifestations of AATD WVE-006 RNA WVE-006 RNA editing approach to address editing treatment key goals of AATD treatment: Restore circulating, Reduce Z-AAT Retain M-AAT Subcutaneous 1 functional wild-type 2 protein aggregation 3 physiological injection M-AAT in liver regulation (GalNAc) Infrequent dosing Z-AAT Highly specific A → I M-AAT reaches lungs to RNA correction replaces M-AAT secretion into (no bystanders) protect from proteases mutant Z-AAT protein with bloodstream wild-type M-AAT protein 19 Strnad et al., 2020 N Engl J Med 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews.

RestorAATion-2 clinical trial in Pi*ZZ AATD patients ongoing RestorAATion-2: AATD Patients RestorAATion-1: Healthy Volunteers RestorAATion-1: Healthy Volunteers SAD → MAD Multi-dosing complete in RestorAATion-1 SAD → MAD Dose E Up to seven doses in multi-dose portion Cohort 3 Dose D Cohort 2 400 mg Dose C Cohort 1 Dose B 200 mg Study key objectives Dose A • Safety and tolerability• Pharmacokinetics• Serum M-AAT levels Multi-dosing complete in 200 mg cohort of RestorAATion-2; Dosing complete in second single dose cohort (400 mg) 20 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

Achieved proof-of-mechanism for Wave’s RNA editing platform Proof-of-mechanism achieved after a single dose in RestorAATion-2 ✓ Total AAT protein increased to a mean of 10.8 µM at day 15 ✓ Meets level that has been the basis for regulatory approval for AAT augmentation therapies ✓ Circulating wild-type M-AAT protein reached a mean of 6.9 µM at day 15; more than 60% of total AAT ✓ Increases in total AAT from baseline and M-AAT protein were observed as early as day 3 and through day 57 ✓ Increases in neutrophil elastase inhibition from baseline were consistent with production of functional M- AAT ✓ WVE-006 well tolerated with a favorable safety profile; all AEs mild-to-moderate, no SAEs Data from the complete 200 mg single and multidose cohorts expected in 3Q 2025; Data from the complete 400 mg single dose cohort expected in the fall of 2025 21 October 16, 2024 Proof-of-mechanism disclosure on first two “ZZ” AATD patients in first dose cohort (200 mg) of RestorAATion-2 to reach day 57

Wholly owned GalNAc-AIMer programs Correction of PNPLA3 Strongly supported by human genetics Genetically defined liver disease ✓ Patient population: ~9 million Leverage unique platform capabilities; ✓ Building on learnings of WVE-006 Upregulation of LDLR HeFH Patient population: ~900,000, with Novel ways of treating diseases with expansion to ~30 million in follow on indications ✓ high unmet need Readily accessible biomarkers and Correction of APOB ✓ ways to assess pharmacodynamics HeFH Patient population: ~70,000 Expect to initiate clinical development of additional RNA editing programs, including PNPLA3, LDLR, and APOB programs in 2026 22 Patient populations are in US and Europe Editing for correction Editing for upregulation HeFH: heterozygous familial hypercholesterolemia

WVE-N531 Splicing Duchenne muscular dystrophy 23

Advancing WVE-N531 in exon 53 amenable DMD WVE-N531: exon skipping oligonucleotide designed to induce production of endogenous, functional dystrophin protein • High unmet need for therapies delivering more consistent dystrophin expression, as few patients today achieve dystrophin >5% of normal • Opportunity to extend dosing intervals beyond weekly standard of care to alleviate burden for patients and caregivers • Need to reach stem cells and distribute broadly to muscle tissues to potentially enable muscle regeneration and impact respiratory and cardiac function • WVE-N531 has Rare Pediatric Disease Designation and Orphan Drug Designation from FDA DMD impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide 24 Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

FORWARD-53 48-week clinical trial results: WVE-N531’s potential best-in- class profile for boys amenable to exon 53 skipping Statistically significant and clinically meaningful improvement (3.8s) in Time-to-Rise vs. ✓ natural history; functional benefits on other measures including NSAA Statistically significant reductions in muscle fibrosis and CK; driven by decreases in ✓ inflammation and necrosis; transition from regenerative to mature muscle Consistent dystrophin expression averaged 7.8% between 24 and 48 weeks, with 88% of ✓ boys above 5% dystrophin; delivery to both myofibers and muscle stem cells WVE-N531 remains safe and well-tolerated with no Serious Adverse Events ✓ NDA filing for accelerated approval with monthly dosing planned for 2026 25 Muscle content-adjusted dystrophin

Potential best-in-class, consistent dystrophin expression Potential best-in-class exon skipping Consistently exceeded levels associated with and dystrophin milder Becker phenotype Average: 24 and 48-week 54% Mean exon skipping induced (95% CI: 46-63%) 7.8% 1 Mean dystrophin expression (95% CI: 5.4-10.3%) 61-day tissue half-life supports monthly dosing Participants 88% of boys achieved greater than 5% average dystrophin 26 Left: 8 participants had muscle biopsies at week 24 and week 48, averages for these n=8 are summarized; Dystrophin measured by western blot (AB15277). Dystrophin expression was 1 quantified from two isoforms; MCA: muscle content-adjusted (MHC-normalized dystrophin/(total myofiber area/total area of biopsy section); Right: Average between 24 and 48 weeks. Average dystrophin protein (%normal) MHC & muscle adj.

WVE-N531 appears to shift dystrophic muscle towards healthy muscle Feedback turns off regeneration (fewer stem cells and they are in resting state) Damage Inflammation Regeneration Fiber maturation Healthy Healthier Muscle Shift Toward Fiber é Fiber organization Maturation and uniformity of ê Stem cell density myofibers Impact of ê Internalized nuclei Functional WVE-N531 on Reduced Necrosis benefit Muscle Health and Inflammation ê Inflammatory cytokines (MCP-1 and IL-6) ê Serum CK Reduced Fibrosis DMD Necrosis and Regeneration to Damage Fibrosis (lack of inflammation exhaustion dystrophin) 27 Cardone et al., 2023 Acta Neuropathol Comm

Evidence of reversal of fibrosis across majority of participants Week 24 Week 48 1 1 Participant number 2 3 4 2 3 4 5 6 7 5 6 7 28 H&E-stained sections (20X magnification). Seven paired biopsies available from week 24 and 48 for histopathology.

Statistically significant reductions in creatine kinase (CK) as compared to baseline and natural history Statistically significant reduction in CK vs. ~50% CK reduction from baseline at 48 weeks C-PATH Natural History * *** ** *** *** *** Week 24 Week 0 48 Decreased CK to levels observed in milder DMD individuals 29 *p<0.05, ** p<0.01, ***p<0.001; Data are mean ± SE Left: n=11; right: n=10 (all ambulatory) Creatine kinase (U/L) Change in Creatine kinase (U/L)

WVE-N531 is the only DMD therapeutic to show uptake in myogenic stem cells WVE-N531 uptake in myofiber nuclei WVE-N531 uptake in myogenic stem cells Myocytes Stars denote an injured myofiber Stem cell containing WVE-N531 Mag: 40x Mag: 20x Myocyte nuclei containing WVE-N531 (red) Mag: 20x Mag: 40x Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 In-situ hybridization for WVE-N531 immunohistochemistry for stem cells 30 Data from interim analysis clinical results announced September 24, 2024.

Changes to key cell populations in muscle and decrease in systemic inflammatory cytokines, suggesting transition to healthier muscle Progression of regenerative to mature state of muscle tissue ~20% change in density of myogenic Significant decrease (~48%) in internalized Decrease in serum MCP-1 and IL-6 suggests stem cells at 48 weeks nuclei at 48 weeks reduction in inflammation with treatment MCP-1 (pg/mL) IL-6 (pg/mL) Week 24 Week 48 Week 24 Week 48 24 weeks 48 weeks Week 0 Week 24 Week 48 Week 0 Week 24 Week 48 24 weeks 48 weeks 31 Left: NS; Data are mean ± SE (of n = 9); PAX7-positive cells/mm2 quantified using Pax7 immunohistochemistry (IHC) with HALO. Middle: **p<0.01 (two-tailed Welch’s test); Data are mean ± SE; Internalized nuclei quantified using 6 random fields in H&E stained sections. Right: Data are means ± SE PAX7 positive cells/mm2 %Myofibers with internalized nuclei

First evidence of reversal of fibrosis with exon skipping treatment Week 48 showed improved organization and uniformity of myofibers Mean fibrotic muscle % Fibrotic muscle declined 28.6% at 48W declined by individual (n = 7) (n = 7) Week 24 Week 48 24 48 24 48 Time (weeks) Time (weeks) 32 Right: Magnification 5X; fibrosis stained with trichrome stain and analyzed with HALO; ** p<0.01; Data are mean ± SE %Trichrome positive tissue %Trichrome positive Participant 2 Participant 1

Statistically significant and clinically meaningful slowing of disease progression as measured by TTR Functional benefits on other measures including NSAA Mean change in time-to-rise (TTR) Mean change in NSAA 3.8 second improvement 1.2 point with improvement WVE-N531 with WVE-N531 Week Week 33 Left: Minimal Clinical Important Difference (MCID) for TTR: 1.4 sec based on method from McDonald 2013; *p<0.05; Data are mean ± SE Right: NSAA: North Star Ambulatory Assessment; data are mean ± SE Worsening Change from baseline in TTR (sec) Worsening Change from baseline in NSAA Total (points)

Wave DMD portfolio addresses >$2.4 billion opportunity in US alone with potential for expansion Multiple drivers of value with Wave portfolio Wave portfolio addresses up to • ~40–50% of exon 53, 51, 45 skipping 40% of the DMD population amenable boys remain untreated today Increasing exon • No exon skipping therapies available for Not Amenable skipping WVE-N531 exons 44 and 52 to Skipping Exon 53 treatment rates • Advantages over gene therapy 8-10% 17% E Ex xo on n 51 51 (endogenous dystrophin, favorable safety) 11-13% Switches from • Monthly dosing, superior dystrophin marketed exon 8% Exon 45 profile, and improvements in muscle skipping health 6% therapies Exon 44 44% 4% Exon 52 Other Exons • Potential best-in-class exon skipping Expansion to profile where no exon skipping therapies ex-US markets are available 34 Aartsma-Rus, et al. 2009 Hum Mutat

Regulatory update and exon skipping franchise derisked FORWARD-53 • All participants are enrolled in the ongoing open-label FORWARD-53 extension trial receiving monthly doses of WVE-N531 • Expanding FORWARD-53 to include additional boys on monthly dosing regimen REGULATORY • FDA feedback confirmed that the accelerated approval pathway using dystrophin expression as a surrogate endpoint remains open • Based on FDA feedback and the 48-week data, Wave intends to submit an NDA in 2026 to support accelerated approval of WVE-N531 with monthly dosing • Wave will continue to engage the Agency with the new 48-week data, including functional outcomes, and its planned global confirmatory trial of WVE-N531 EXON SKIPPING FRANCHISE • Expect to submit multiple CTAs for other exon skipping candidates in 2026 • Candidates all use Wave’s potential best-in-class chemistry; and preclinical data suggest a potential best- in-class exon skipping franchise 35

WVE-003 Allele-selective silencing Huntington’s Disease 36

Advancing WVE-003 to address HD across all stages of disease WVE-003 is a first-in-class, allele-selective oligonucleotide for the treatment of HD • HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain • No current disease modifying therapies for HD • Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) and loss of function of wild-type huntingtin protein (wtHTT) >200,000 patients with HD across all disease states Pre-Symptomatic HD Symptomatic HD (~160K in US and Europe) (~65K in US and Europe) 37 Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction Mutant HTT has a detrimental effect on wild-type Wild-type HTT is crucial for cilia health HTT function • In the absence of wtHTT, ciliogenesis fails, disrupting CSF • Lowering mHTT is expected to restore physiological flow, causing hydrocephalus control over HTT gene expression and relieve its detrimental effect on wtHTT function Ventricle CSF flow Cilia Ependymal cell Brain tissue Sequestered wild-type HTT Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT 38 Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet

Allele-selective CSF lowering of mutant HTT protein of up to an industry leading 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels in CSF Wild-type HTT protein levels in CSF 2.00 2.00 Placebo Placebo WVE-003 30 mg WVE-003 30 mg 1.75 1.75 1.50 1.50 1.25 1.25 1.00 1.00 mHTT Preservation reduction of wtHTT 0.75 0.75 0.50 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Dose of Dose of WVE-003 WVE-003 Day Day 39 * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein From June 25, 2024 SELECT-HD disclosure Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Slowing of Caudate Silencing with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected placebo (4.68% vs. 5.10%, to predict clinical • wtHTT preserved/increased not significant) outcomes, including throughout study clinically meaningful worsening of Total Motor Score (TMS) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 40 Liu et al., 2023 Brain Comm

Analysis of natural history demonstrates that absolute reduction of 1% in rate of caudate atrophy is associated with delay of onset of disability by ≥7.5-years WVE-003 next steps p<0.001 HR = 0.31 • Preparation ongoing for a global, potentially registrational Phase 2/3 study in adults with SNP3 and HD • Using caudate atrophy as a Rate of Caudate Atrophy: primary endpoint Fast: -3.04%/year Slow: -2.04%/year Expect to submit IND application for potentially registrational Phase 2/3 study in 2H 2025 41 Wave internal analysis; TRACK-HD and PREDICT-HD are longitudinal HD natural history studies that include MRI brain imaging, clinical outcome assessments. Paulson et al., Neurosci.2014, Tabrizi et al., Lancet Neurol 2009, Tabrizi et al., Lancet Neurol 2012, Tabrizi et al., Lancet Neurol. 2013 IND: Investigational New Drug TFC: Total Functional Capacity Probability of TFC preservation

Reimagining RNA medicines 42

Poised for significant and sustained growth driven by editing and siRNA GalNAc-siRNA GalNAc-Editing Obesity HD WVE-007 (INHBE) WVE-003 AATD SNP3 WVE-006 Liver Disease DMD PNPLA3 WVE-N531 Exon 53 HeFH Add’l SNPs LDLR & APOB Add’l Exons Current pipeline has potential to treat well over 100 million patients in US and Europe 43 Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients)

Anticipated upcoming milestones Allele-selective siRNA RNA editing Splicing silencing WVE-007 (INHBE) WVE-006 Wholly owned WVE-N531 (Exon 53) WVE-003 (SNP3) Obesity AATD programs DMD HD 4Q 2025: 3Q 2025: 2025: 2026: 2H 2025: Deliver data from the Deliver data from the Deliver new preclinical Submit NDA to support Submit IND expanded Cohort 2 complete 200 mg data from hepatic and accelerated approval of application for (240 mg) as well as single and multidose extra-hepatic RNA WVE-N531 with monthly potentially data from Cohort 1 cohorts editing programs dosing registrational Phase (75mg) 2/3 using caudate Fall 2025: 2026: Submit CTAs for other atrophy as a primary Deliver data from the Initiate clinical exon skipping 1Q 2026: endpoint complete 400 mg development of candidates Deliver data from single dose cohort additional RNA editing Cohort 3 (400 mg) programs Well-capitalized with expected cash runway into 2027 44 AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease; IND: Investigational New Drug

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